INVESTOR PRESENTATION Fourth Quarter 2020

SAFE HARBOR & NON-GAAP This presentation contains “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of the Company and its expectations relating to future financial condition and performance. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Words such as “believes”, “anticipates”, ”estimates”, “expects”, “intends”, “aims”, “potential”, “will”, “would”, “could”, “may”, “considered”, “likely”, and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties. The Company does not undertake to and specifically disclaims any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events. These factors include such risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to, those discussed under the “Risk Factors” section in the Company’s Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Q for the quarter ended September 30, 2020, and other filings with the SEC and in other investor communications from the Company from time to time. Use of Forward Looking Statements This document contains non-GAAP financial measures, including non-GAAP adjusted income from operations, non-GAAP adjusted operating margin, non-GAAP effective tax rate, non-GAAP adjusted diluted EPS and net organic sales growth rate. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, provide useful information about its operating results and enhance the overall ability to assess the Company’s financial performance. Internally, the company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP financial measures can be found in appendix 2 to this presentation beginning at slide 38. Non-GAAP Financial Information Note on Continuing Operations Beginning in the third quarter of 2020, we have reflected our Logistics business as discontinued operations for all periods presented. Our references to net sales, SG&A, income from operations, net income or loss, and per share amounts in this presentation are on a continuing operations basis without Logistics. All prior periods presented have been restated to conform to this presentation.

Dan Knotts President & CEO RRD Terry Peterson EVP, CFO RRD Johan Nystedt SVP, Finance RRD COMPANY REPRESENTATIVES

LEADING PROVIDER OF MARKETING & BUSINESS COMMUNICATIONS

Providing integrated end-to-end customer communications services $5.5 billion 2019 Net Sales 35,000+ Employees worldwide › 250+ Locations › 29 Countries › RRD AT A GLANCE 30,000+ Clients across virtually all market segments ›

RRD MARKETING SOLUTIONS Data Management Advanced Analytics Customer Journeys Data Analytics Creative Services Content Management Creative Digital Solutions Online Offline In-Store Direct Mail In-Store Marketing Digital Print and Fulfillment Empowering brands to optimize customer engagement with maximum return Insight Interaction Inspiration Innovative offerings to help our clients acquire new and repeat customers

RRD BUSINESS SERVICES Commercial Print Business Forms Packaging Labels Supply Chain Management Statements Business Process Outsourcing Comprehensive capabilities to help our clients inform, service and transact with their customers Enabling companies to service customers and strengthen relationships Business Connections Product Connections Business Processes

COMPREHENSIVE PORTFOLIO OF KEY PRODUCTS AND SERVICES Comprehensive portfolio of capabilities utilized for multichannel solutions or single points of entry Statements Commercial Print Forms Labels Packaging Digital Print & Fulfillment Direct Marketing Supply Chain Management Digital & Creative Solutions Business Process Outsourcing Marketing Solutions Business Services

EXTENSIVE AND DIVERSE CLIENT BASE “Our thanks to RRD for not only making the programs run as intended, but for helping {us} come up with solutions to potential production challenges based on our unique requirements.” - Top Ten Banking Institution “Our communications are the confirmation of our promises to our customers and we have to get them right. We have been very good at managing our communications with our customers, but we are expanding our partnership with RR Donnelley to make us even better.” - Top Financial Services Firm “We want to work with the leader in the industry to stay on the forefront of this rapidly changing and complex environment. Communications are critical to our success and RRD can help us with a more holistic approach to how we manage the full spectrum of our communications efforts.” - Top Healthcare Firm “I have been in the Contract Management/Strategic Sourcing arena for many years. You are definitely in the top 1% of vendors with whom I’ve engaged. You are responsive, professional, thorough, and a delight to work with.” - Top Retail Firm ______________________________________________________________________________________ With our differentiated multichannel offerings and comprehensive portfolio of capabilities, RRD serves clients from Main Street to the Fortune 100

LIMITED CLIENT CONCENTRATION ACROSS BROAD RANGE OF INDUSTRIES Estimated Revenue by Industry (2019) Revenue Concentration – Top 10 Clients (2019) Financial Retail Services Manufacturing – Consumer Goods Healthcare Manufacturing – Other Publishing Other Top 10 Other Note: Based on data covering $4.9bn out of $5.5bn in total 2019 sales. Consumer Technology Company

RRD STRATEGIC PRIORITIES Improve Financial Flexibility Aggregated maturities for Senior Notes and Debentures due through 2024 now total $380 million, down $642 million from the beginning of the year Recently sold DLS Worldwide and International Mail and Parcel Logistics businesses Firmly on our strategic path to advance RRD as a leading provider of marketing and business communications Drive Revenue Leveraging capabilities to extend current client relationships and expand client roster Capturing new sales opportunities as a result of the pandemic Introducing new products and services to meet the evolving needs of clients Strengthen Core Realigning capacity to reflect changes in client volumes Executing aggressive actions to reduce cost structure, including $91.5 million reduction in adjusted SG&A expense September year-to-date 2020

WINNING THROUGH INTEGRATED SOLUTIONS

BUILDING FOR THE FUTURE BY INTEGRATING PRINT AND DIGITAL Comprehensive portfolio of print and marketing products and services Leading provider of integrated solutions to broad and diverse set of clients Potential to further drive client spend across entire RRD portfolio by enhancing digital and data capabilities Opportunities to extend scale in existing capabilities and “in source” additional work OBSERVATIONS RRD ADDRESSABLE PRINT MARKET $112B(1) DIGITAL EXECUTION DATA ANALYTICS Integrated print & digital solutions (1) Per 2017 Bain analysis.

RRD VALUE PROPOSITION Data Analytics Postage & Mailing Warehousing & Fulfillment Campaign Management Multichannel Output Design Consultation Print Production Specification Management Vendor Management Premedia Services Translation Creative Design Photography List Management Brand Management Comprehensive solutions to reduce complexity, drive efficiency, and enhance effectiveness Data Analytics Postage & Mailing Warehousing & Fulfillment Campaign Management Multichannel Output Design Consultation Print Production Specification Management Vendor Management Premedia Services Translation Creative Design Photography List Management Brand Management Stores Ops Sales Mktg HR Current Client Business Model

EXPANDING SCOPE OF CLIENT ENGAGEMENTS Value to clients Number of providers Few Many Low High Fragmented print procurement Focus on print costs In-house print/document management Simple transactional relationships Bid & buy processes Total cost of ownership focus Integrated communications offering with workflow tools and content management capabilities Desire to drive multichannel communications effectiveness Centrally managed, consolidated print procurement Focus on document management costs, ROI-based decisions Outsourcing non-core processes Complex contractual relationships Expansion in client buying behaviors Bundled offerings Desire for more integrated solutions RRD has the differentiated ability to support the expanding needs of our clients

Average Revenue Per Clients ($ in Thousands) – Top 1,000 Clients (2019) 2.31 5.08 Memo: Revenue-Weighted Avg. # of Products LEVERAGING PORTFOLIO TO CAPTURE GREATER SHARE OF CLIENT SPEND Client Tenure - Top 1,000 by 2019 Sales Memo: # of Clients 17 41 113 829

Average Revenue Per Clients ($ in Thousands) – All Clients (2019) 1.42 4.83 Memo: Revenue-Weighted Avg. # of Products Opportunity to expand relationship with new clients (17,621 clients, or 44% of all client MEANINGFUL OPPORTUNITY TO FURTHER EXPAND CLIENT RELATIONSHIPS Memo: # of Clients 9,252 3,616 4,753 22,566 Client Tenure

INDUSTRY DYNAMICS

RRD COMPETITIVE LANDSCAPE Products Marketing Solutions Business Services Services Agencies Local Printers Direct Marketing In-store Marketing & Displays Print Print Labels Forms Customer Statements Packaging Local Printers Regional Dealers Sourcing BPO Supply Chain China ODM’s Data Analytics and Insights Creative Services Content Management Email Services Pierre Digital Marketing Agencies Internal Creative Groups Various Ad Agencies MYS

COVID-19 UPDATE

Protecting the health and safety of our employees, clients, partners and suppliers COVID-19 operating PRIORITIES RRD's COVID-19 Operating Plan | Key Focus Areas Protecting the Health and Safety of Our Employees Maintaining Operational Continuity Managing Business Performance

Protecting Employee Health and Safety Actions to Protect Employee Safety Flexible Working Policies International and Domestic Travel Restrictions Physical Distancing Cross-Functional COVID-19 Task Force Employee Screening and Education Personal Protective Equipment Hygiene Best Practices Case Management

29 Countries 250+ Facilities 35,000+ Employees Realigning capacity and tightly managing costs to reflect changes in client volumes  Leveraging extensive capabilities to capture new client opportunities in challenging business environment Aligning with supply chain partners to prevent operational and delivery disruptions Maintaining operational Continuity Leveraging our global footprint to honor our more than 150-year legacy of meeting client commitments KEY AREAS OF FOCUS 30,000+ Clients

Taking proactive actions to maintain financial flexibility during uncertain times Managing Business Performance Closed production facilities Shifted production among facilities to lower costs Suspended 2020 merit increases at all levels of Company Executed employee furlough program Delaying capital projects and reducing discretionary spend Temporarily increased borrowings under credit facility Suspended quarterly dividend Accelerated cost reduction initiatives Key Business Actions

Innovative solutions to capture evolving market opportunities “Caring for You” kits, provide members with self-care items Kit Care packages for Medicare members Large-scale project with short lead time Managed all aspects from print production to fulfillment Kits includes thermometer, hand sanitizer, and face masks Solutions to Increase supply chain EFFICIENCY Expanding relationship to include digitization of assets Print supply chain focus Expanded to included asset digitization Developed customer-facing website and mobile app for home warranty offering Launch OF new medical data device Packaging design, production, and kitting Managing business processes and full execution to ensure continuity and reliability across supply chain Building on 20-year relationship to include medical device kitting Large Pharmaceutical Company

New Solution OFFERINGS FLEX MAILER TOUCHLESS WORLD BY RRD 100% Recyclable Notable cost savings Customizable, branded packaging Uses: Promotional items and product samples Prioritizes consumer safety Contactless brand touch points NFC, QRC-powered interactions

FINANCIAL OVERVIEW

FINANCIAL TRENDS Annual Quarterly (1) A reconciliation of GAAP to non-GAAP financial measures can be found in appendix 2 to this presentation. 2019 2020 2019 2020 2019 2020 Organic Sales Change(1) Non-GAAP Adjusted Income from Operations(1) ($ In millions) Non-GAAP Adjusted EPS from Continuing Operations(1)

YEAR TO DATE SEPTEMBER 2020 & 2019 OPERATING PERFORMANCE ($ In millions) Q3 2020 YTD Q3 2019 YTD Better/(Worse) Organic Sales Change(1) $ % Net Sales $3,417.7 $4,044.0 ($626.3) (15.5%) (10.6%) Business Services $2,625.4 $3,137.5 ($512.1) (16.3%) (10.0%) Marketing Solutions $792.3 $906.5 ($114.2) (12.6%) (12.6%) Adjusted Income from Operations(1) $145.2 $140.9 $4.3 3.1%   Business Services $146.4 $162.4 ($16.0) (9.9%)   Marketing Solutions $41.0 $39.7 $1.3 3.3%   Corporate ($42.2) ($61.2) $19.0 31.0%   Adjusted Operating Margins(1) 4.2% 3.5%   70 bps   Business Services 5.6% 5.2%   40 bps   Marketing Solutions 5.2% 4.4%   80 bps   Interest Expense $102.7 $115.6 $12.9 11.2% Adjusted Earning per Share(1) $0.49 $0.09 $0.40 444.4% (1) A reconciliation of GAAP to non-GAAP financial measures can be found in appendix 2 to this presentation.

Year to Date September 2020 NET SALES PERFORMANCE (AS REPORTED) ($ In millions) Business Services(1) Marketing Solutions Consolidated(1) ` YTD 2020 YOY Change Commercial Print(2) $986.6 (22.8%) Packaging $459.1 (5.2%) Labels $359.9 (1.2%) Statements(2) $333.1 (20.1%) Supply Chain Management $212.0 (4.7%) Forms $149.2 (17.8%) Business Process Outsourcing(2) $125.5 (33.7%) Total – Reported(1) $2,625.4 (16.3%) Total – Organic(3) (10.0%) YTD 2020 YOY Change Direct Marketing $416.8 (13.0%) Digital Print & Fulfillment $302.6 (12.8%) Digital & Creative Solutions $72.9 (9.2%) Total – Reported $792.3 (12.6%) Total – Organic(3) (12.6%) YTD 2020 YOY Change US(2) $2,492.2 (11.3%) Asia $593.5 (12.0%) Europe(2) $166.7 (52.7%) Other $165.3 (20.1%) Total – Reported(1) $3,417.7 (15.5%) Total – Organic(3) (10.6%) By Products and Services By Products and Services By Geography $2,625.4 $792.3 $3,417.7 (1) Individual products, services and geographical categories YOY change are as reported and do not reflect the impact of business dispositions and FX. Products and service categories negatively impacted by business dispositions and/or significant closures (Commercial Print, Statements and BPO). A reconciliation of GAAP to non-GAAP financial measures can be found in appendix 2 to this presentation.

BALANCE SHEET AND CASH FLOW ($ In millions) Total Debt Capital Expenditures Operating Cash Flow Cash & Cash Equivalents Key capital allocation priorities focused on preserving liquidity during COVID-19 pandemic Delayed capital projects and reduced discretionary spend Suspended quarterly dividend Expected to reduce gross debt by $350 to $400 million during the fourth quarter Asset based lending agreement: $800 million facility with maturity in 2022 $410 million drawn; $127.8 million available as of September 30, 2020 Operating cash flow improved – third consecutive quarter Working capital improvements Lower tax payments 2019 2019 2020 2020 2019 2019 During Q1 2020, RRD increased its cash balances and total debt through borrowings under the revolving credit facility as a proactive measure in response to COVID-19 to preserve financial flexibility Includes discontinued operations (1) (2) (2)

CURRENT DEBT MATURITY PROFILE(1) ($ In millions) (1) Reflects outstanding principal balance Recent exchanges, repurchases and repayments have reduced Senior Notes and Debentures due through 2024 by $642 million since beginning of year Expect to reduce debt by $350-$400 million during the fourth quarter Launched plan to redeem $83.3 million of principal outstanding on Senior Notes due March 15, 2021; redemption date is December 4, 2020 COMMENTS ON DEBT PROFILE

CUMULATIVE EFFORTS TO IMPROVE BALANCE SHEET FLEXIBILITY Planned sale of Shenzhen, China printing facility for approximately $250 million in 2022; $122.3 million in deposits collected through September 30, 2020 Since January 2017, sold ten facilities totaling approximately $30 million, including three facilities sold in 2020 for $3.3 million Sold investment in LSC in 2017 for $121.4 million Completed non-cash debt to equity exchange of investment in DFS in 2017 for $111.6 million Sold other investments in 2017 and  2018 for approximately $13 million Sale of Properties & Investments Business Dispositions Sold International Mail and Parcel Logistics business in November 2020 Sold Logistics DLS Worldwide business in November 2020 for $225 million Sold Logistics Courier business in March 2020 for $10.4 million Exited Chile operations in February 2020 Sold GDS business in October 2019 for $53.7 million Sold R&D business in May 2019 for $11.6 million Sold Print Logistics business in July 2018 for $43.9 million Total liquidity of $543 million as of September 30, 2020 Operating cash flow improved $113 million from prior year for the nine months ended September 30, 2020; capital expenditures decreased $53 million from prior year for the same period Reduced annual interest expense $48.1 million from 2016 to 2019; year to date 2020 reduced by $12.9 million Improved working capital Expect to repatriate approximately $35 million of international cash in 2020 Total international cash repatriation in 2019 was $327 million Cash Flow

APPENDIX 1

FULL YEAR 2019 & 2018 OPERATING PERFORMANCE ($ In millions) FY 2019 FY 2018 Better/(Worse) Organic Sales Change(1) $ % Net Sales $5,473.2 $5,702.4 ($229.2) (4.0%) (1.2%) Business Services $4,192.7 $4,521.3 ($328.6) (7.3%) (3.8%) Marketing Solutions $1,280.5 $1,181.1 $99.4 8.4% 8.4% Adjusted Income from Operations(1) $234.2 $220.0 $14.2 6.5%   Business Services $242.3 $246.4 ($4.1) (1.7%)   Marketing Solutions $68.6 $58.5 $10.1 17.3%   Corporate ($76.7) ($84.9) $8.2 9.7%   Adjusted Operating Margins(1) 4.3% 3.9%   40 bps   Business Services 5.8% 5.4%   40 bps   Marketing Solutions 5.4% 5.0%   40 bps   Interest Expense $150.6 $168.3 $17.7 10.5% Adjusted Earning per Share(1) $0.52 $0.48 $0.04 8.3% (1) A reconciliation of GAAP to non-GAAP financial measures can be found in appendix 2 to this presentation.

FULL YEAR 2019 NET SALES PERFORMANCE (AS REPORTED) ($ In millions) Business Services(1) Marketing Solutions Consolidated(1) ` FY 2019 YOY Change Commercial Print(2) $1,694.5 (12.5%) Packaging $668.5 (0.5%) Statements(2) $545.4 (6.6%) Labels $497.4 3.3% Supply Chain Management $298.7 (6.9%) Forms $244.3 (8.7%) Business Process Outsourcing(2) $243.9 (6.1%) Total – Reported(1) $4,192.7 (7.3%) Total – Organic(3) (3.8%) FY 2019 YOY Change Direct Marketing $676.7 16.4% Digital Print & Fulfillment $492.1 3.7% Digital & Creative Solutions $111.7 (10.7%) Total – Reported $1,280.5 8.4% Total – Organic(3) 8.4% FY 2019 YOY Change US(2) $3,851.9 (1.0%) Asia $907.8 (6.3%) Europe(2) $435.2 (10.4%) Other $278.3 (21.7%) Total – Reported(1) $5,473.2 (4.0%) Total – Organic(3) (1.2%) By Products and Services By Products and Services By Geography $4,192.7 $1,280.5 $5,473.2 (1) Individual products, services and geographical categories YOY change are as reported and do not reflect the impact of business dispositions and FX. Products and service categories negatively impacted by business dispositions and/or significant closures (Commercial Print, Statements and BPO). A reconciliation of GAAP to non-GAAP financial measures can be found in appendix 2 to this presentation.

Years with RRD Years Experience Past Experience Dan Knotts Chief Executive Officer 30+ 30+ Terry Peterson Chief Financial Officer 4 30+ Ken O'Brien Chief Information Officer 25 30+ John Pecaric President, Business Services 30+ 30+ Glynn Perry EVP, Domestic Operations and Chief Supply Chain Officer 30+ 30+ Doug Ryan President, Marketing Solutions 3 27 Elif Sagsen-Ercel EVP, Chief Strategy Officer 2 20 Deborah Steiner General Counsel 8 20 EXPERIENCED AND DIVERSE MANAGEMENT TEAM Proven team with deep expertise in executive leadership, global sales and operations, customer service and technology

Appendix 2: GAAP to NON-gaap reconciliations

(1) Exclusive of depreciation and amortization.

(1) Adjusted for net sales of RRD Brazil, disposed in the first quarter of 2019; the R&D business, disposed of in the second quarter of 2019, and the GDS business, disposed of in the fourth quarter of 2019. The reported results of the Company include the results of acquired businesses from the acquisition date forward. To calculate the impact of the acquisition of Precision Dialogue in August of 2016, the Company has calculated pro forma net sales as if the acquisition took place on January 1, 2016 for the purposes of this schedule. This resulted in the addition of $36.8 million of pro forma net sales during the full year 2016. Adjusted for net sales of disposed businesses: entities within the Business Services segment were disposed in the first and third quarters of 2016. Adjusted for new sales as a result of the Commercial Agreements entered into in conjunction with the spinoff transactions.

(1) Adjusted for net sales of RRD Brazil, disposed in the first quarter of 2019; the R&D business, disposed of in the second quarter of 2019, the GDS business, disposed of in the fourth quarter of 2019, and RRD Chile, disposed of in the first quarter of 2020.

(1) Adjusted for net sales of RRD Brazil, disposed in the first quarter of 2019; the R&D business, disposed of in the second quarter of 2019, the GDS business, disposed of in the fourth quarter of 2019, and RRD Chile, disposed of in the first quarter of 2020.

(1) Adjusted for net sales of RRD Brazil, disposed in the first quarter of 2019; the R&D business, disposed of in the second quarter of 2019, and the GDS business, disposed of in the fourth quarter of 2019.

(1) Exclusive of depreciation and amortization. Restructuring, impairment and other-net: charges incurred in the first quarter of 2020 primarily $4.1 million for other restructuring charges partially offset by net gains of $1.7 million on the sale of restructured facilities; $8.1 million for employee termination costs and $0.7 million for multi-employer pension plan withdrawal obligations. Charges incurred in the first quarter of 2019 included pre-tax charges of $8.2 million for other restructuring charges; $8.1 million for employee termination costs; and $0.8 million for impairment and other charges, including MEPP withdrawal obligations.  Loss (gain) on disposal of an operating entity: relates to the bankruptcy liquidation of RR Donnelley Editora e Grafica Ltda., a subsidiary of RRD, on March 31, 2019. All other: primarily included expenses related to the recent debt exchanges as well as the ongoing SEC and DOJ investigations in RRD Brazil.

(1) Exclusive of depreciation and amortization. Restructuring, impairment and other-net: charges incurred in the second quarter of 2020 primarily included pre-tax charges of $13.9 million for other restructuring charges, primarily consisting of consulting charges; $12.9 million for employee termination costs; and $1.6 million for impairment and other charges, including multi-employer pension plan withdrawal obligations. Charges incurred in the second quarter of 2019 primarily included pre-tax charges of $10.7 million for employee termination costs; $4.5 million for other restructuring charges and $0.7 million for multi-employer pension plan withdrawal obligations.   Loss (gain) on disposal of an operating entity: relates to the bankruptcy liquidation of RR Donnelley Editora e Grafica Ltda., a subsidiary of RRD, on March 31, 2019. All other: primarily included expenses related to the recent debt exchanges as well as the ongoing SEC and DOJ investigations in RRD Brazil.

Exclusive of depreciation and amortization. Restructuring, impairment and other-net: charges incurred in the third quarter of 2020 primarily included pre-tax charges of $37.3 million for multi-employer pension plan withdrawal obligations, of which $34.5 million related to LSC’s MEPP contingent liability, $9.0 million for employee termination costs and $6.7 million for other restructuring charges.   All other: primarily included expenses related to the recent debt exchanges as well as the ongoing SEC and DOJ investigations in RRD Brazil.

Exclusive of depreciation and amortization. Restructuring, impairment and other-net: charges incurred in the fourth quarter of 2019 included $2.9 million for other restructuring charges; $2.8 million for employee termination costs and $0.7 million for multi-employer pension plan withdrawal obligations, partially offset by $0.4 million primarily consisting of net gains on the sale of restructured facilities. All other: primarily included expenses related to the ongoing SEC and DOJ investigations, the ongoing bankruptcy liquidation of RRD Brazil and a $0.9 million loss on the sale of GDS during the fourth quarter of 2019.

Exclusive of depreciation and amortization. Restructuring, impairment and other- net: charges incurred in the nine months ended September 30, 2020 included pre-tax charges of $39.2 million for multi-employer pension plan withdrawal obligations, including $34.5 million related to LSC’s MEPP contingent obligation, $29.9 million for employee termination costs and $24.8 million for lease termination and other restructuring charges. Charges incurred in the nine months ended September 30, 2019 primarily included pre-tax charges of $19.4 million for employee termination costs and $13.7 million for lease termination and other restructuring charges. Loss on disposal of businesses: primarily relates to an additional loss recorded on the previous disposition of the GDS business. All other: primarily included expenses related to the ongoing SEC and DOJ investigations in RRD Brazil, as well as debt exchange costs.

Exclusive of depreciation and amortization. Restructuring, impairment and other charges - net: charges incurred in the twelve months ended December 31, 2019 included pre-tax charges of $22.2 million for employee termination costs; $16.6 million of other restructuring costs; and $3.6 million for impairment and other charges, including multi-employer pension plan withdrawal obligations somewhat offset by net gains of $5.7 million on the sale of restructured facilities. Charges incurred in the twelve months ended December 31, 2018 included pre-tax charges of $12.7 million for employee termination costs; $15.9 million of other restructuring costs; $13.8 million of impairment of intangible and long lived assets; and $2.9 million for multi-employer pension plan withdrawal obligations somewhat offset by net gains of $6.7 million on the sale of restructured facilities. Loss on debt extinguishments: related to the repurchase of senior notes and debentures during the twelve months ended December 31, 2019. During the twelve months ended December 31, 2018, related to premiums paid in connection with tenders, unamortized debt issuance costs and other expenses associated with the tender offer. All other: primarily included expenses related to the ongoing SEC and DOJ investigations, an increase in reserves for an unfavorable state sales tax matter and expenses related to the ongoing bankruptcy liquidation of RRD Brazil, partially offset by gain on disposal of businesses during the twelve months ended December 31, 2019. During the twelve months ended December 31, 2018, included adjustments to the provisional amounts recorded at December 31, 2017 as a result of the Tax Act and adjustments to deferred taxes.

Exclusive of depreciation and amortization. Restructuring, impairment and other- net: charges incurred in the twelve months ended December 31, 2017 included pre-tax charges of $23.2 million for employee termination costs; $4.1 million of other restructuring costs; $22.7 million of impairment of intangibles and long lived assets which includes $21.3 million goodwill impairment in the digital and creative solutions business within Marketing Solutions segment; and $2.9 million for multi-employer pension plan withdrawal obligations partially offset by net gains of $0.3 million on the sale of restructured facilities. Net gain on investments: included a pre-tax non-cash net realized gain of $94.0 million ($95.7 million after-tax) resulting from the debt-for-equity exchange of the Company’s retained shares of Donnelley Financial for certain outstanding senior notes and a pre-tax gain of $1.3 million ($0.8 million after-tax) resulting from the sale of certain of the Company’s affordable housing investments, partially offset by a pre-tax loss of $51.6 million ($51.6 million after-tax) resulting from the sale of the Company’s retained shares in LSC during the twelve months ended December 31, 2017. Tax expense related to the enactment of the Tax Cuts and Jobs Act: included a provisional estimate for the one-time transition tax on foreign earnings of $93.8 million, as well as a provisional adjustment to the net deferred tax assets for the reduced corporate income tax rate of $6.2 million. All other: During the twelve months ended December 31, 2017, included $3.3 million of charges related to consulting and other expenses associated with the 2016 spinoff transactions and $1.5 million of non-cash pension settlement charges.

Represents amounts in investment and other income-net that are not non-GAAP adjustments, and primarily includes pension and postretirement benefits interest cost, expected return on plan assets and net amortization and gains on company-owned life insurance.

Represents amounts in investment and other income-net that are not non-GAAP adjustments, and primarily includes pension and postretirement benefits interest cost, expected return on plan assets and net amortization; and gains on company-owned life insurance. Non-GAAP adjustments from investment and other income-net for the twelve months ended December 31, 2019, primarily included a $2.1 million loss on the sale of LSC and Donnelley Financial shares. Non-GAAP adjustments from investment and other income-net for the twelve months ended December 31, 2018, included $2.0 million of non-cash pension settlement charges and a pre-tax gain of $0.4 million resulting from the sale of certain of our affordable housing investments.